NEW COVENANT FUNDS
Supplement dated June 7, 2011 to the
Statement of Additional Information (“SAI”) dated October 28, 2010, as supplemented December 17, 2010, December 30, 2010 and March 28, 2011

At a meeting of the Board of Trustees on May 16, 2011, Timothy P. Clark was elected to replace Robert Leech, who retired effective that date, as President and Trustee of the New Covenant Funds.  Accordingly, the following information has been updated to reflect changes in the composition of the Board of Trustees and the Trust’s Officers.

•	The following replaces the table on pages 22 and 23 of the SAI:

Name and Age	Position(s) Held With Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee

INDEPENDENT TRUSTEES
Gail C. Duree Age: 64	Trustee and Chair of the Board	Since Inception; and Since May 2010	Independent Financial Consultant; Treasurer, Montview Boulevard Presbyterian Church (1999 to 2009); Director and Board Member, Alpha Gamma Delta Foundation (philanthropic organization) (2005 to present)	4	None

Henry H. Gardiner, CFA Age: 60	Trustee	Since May 2008	National Account Manager, SunGard iWorks (investment software company) (2000 to present)	4	None

David C. Hinks Age: 57	Trustee	Since August 2010	Fixed Income Portfolio Manager, Injured Workers’ Insurance Fund (an insurance provider) (1992 to present)	4	None

Elinor K. Hite Age: 68	Trustee	Since May 2008	Independent Human Resources Consultant (2008 to present); Adjunct Professor, Adler Graduate School (2008 to present); Senior Vice President of Human Resources, YMCA of the USA, (2005 to 2008); Director of Human Resources, Jenner & Block LLP (law firm) (1999 to 2005)	4	None

William C. Lauderbach Age: 67	Trustee and Vice Chair	Since August 2005; and Since May 2010	Principal, Whitestone, LLC (financial institution consulting firm) (May 2008 to present); Executive Vice President, Chemical Bank and Trust Company (1973 to May 2008)	4	None

Joy Douglas Strome Age: 54	Trustee	Since August 2010	Pastor, Lake View Presbyterian Church (1996 to present); Moderator, Presbytery of Chicago (2007 to 2009)	4	None

Ellen L. Taylor Age: 61	Trustee	Since August 2010	Retired; Managing Director and Editor, Investment Management Institute (2005 to 2010); Managing Editor and News Editor, Global Custodian Magazine (March 2004 to September 2004); Board Member, Investment Sub-Committee, Norwalk Hospital, CT (2008 to 2010)	4	None

INTERESTED TRUSTEES
Timothy P. Clark** Age: 55	Trustee and President	Since May 2011	Chief Operating Officer, New Covenant Trust Company (2010 to present); Chief Operating Officer, Tri-Star Trust Bank (2000 to 2010); Vice President and Senior Trust Officer, Bank of Alma (1991 to 2000); Citizens Banking Corporation (1978 to 1991)	4	None

Samuel W. McNairy*** Age: 68	Trustee	Since August 2005	Retired; Deloitte & Touche LLP (audit, tax, consulting and financial advisory services firm) (1964 to 2001, retired as Partner in 2001); Trustee, Presbyterian Church (U.S.A.) Foundation (2005 to 2010)	4	None

*	Each Trustee shall hold office for life or until his or her successor is elected and qualified or until the Trust terminates.
**	Mr. Clark is deemed to be an “Interested Trustee” due to his status as an officer of the Trust and an affiliated person of the Adviser.
***	Mr. McNairy is deemed to be an “Interested Trustee” due to his previous affiliation with the Foundation which affiliation terminated in October 2010.

•	The sixth paragraph on page 24 of the SAI is deleted in its entirety and replaced with the following paragraph:

Timothy P. Clark.  Mr. Clark has substantial experience in financial and investment matters through his years of service in the financial industry.  Mr. Clark currently serves as Chief Operating Officer of New Covenant Trust Company, a wholly owned subsidiary of the Foundation.  Mr. Clark founded Tri-Star Trust Bank and served as its Chief Operating Officer from July 2000 until October 2010.  Prior to launching Tri-Star Trust Bank, Mr. Clark served as Vice President and Senior Trust Officer of Bank of Alma in Alma, Michigan from February 1991 until July 2000.  Mr. Clark began his career at Citizen Banking Corporation in Flint, Michigan in 1978 and continued his career there until 1991.

•	The following replaces the table on page 25 of the SAI:

Name and Age	Position (s) Held With Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years

EXECUTIVE OFFICERS
Joseph L. Heintzman Age: 61	Vice President	Since March 2008
Vice President, Finance, New Covenant Trust Company (2006 to Present); Financial Advisor, Merrill Lynch (2005 to 2006), Senior Vice President & CFO, Hilliard Lyons Inc. (retail brokerage and wealth management) (1996 to 2004)

Cathy C. Benge** Age: 55	Chief Compliance Officer, Anti-Money Laundering Compliance Officer	Since February 2009
Chief Compliance Officer, Presbyterian Foundation, New Covenant Trust Company, New Covenant Funds Distributor (2009 to present); Compliance Specialist, Presbyterian Church (U.S.A.) Foundation (2006 to 2009); Administrative Specialist, New Covenant Trust Company (2005 to 2006)

Jason Hadler 777 E. Wisconsin Avenue Milwaukee, WI 53202 Age: 36	Treasurer	Since May 2011	Vice President, Fund Administration and Compliance, U.S. Bancorp Fund Services, LLC (2003 to present)

Scott Ostrowski 777 E. Wisconsin Avenue Milwaukee, WI 53202 Age: 30	Secretary and Assistant Treasurer	Since May 2011	Vice President, Fund Administration and Compliance, U.S. Bancorp Fund Services, LLC (2006 to present)

*	Each officer serves until his or her successor shall have been elected and qualified or until his or her earlier resignation.
**	The Trust’s Chief Compliance Officer (“CCO”) is also an employee of the Adviser. The Funds reimburse the Adviser for a portion of the CCO’s annual compensation paid by the Adviser.

Please retain this Supplement with your SAI for future reference.